UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2007
HERBALIFE LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	1-32381 (Commission File Number)	98-0377871 (I.R.S. Employer Identification Number)
PO Box 309 GT, Ugland House
South Church Street, Grand Cayman
Cayman Islands
(Address of principal executive offices)
Registrant’s telephone number, including area code: c/o (310) 410-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6

Item 1.01 Entry into a Material Definitive Agreement
Herbalife Ltd. (the “Company”) is filing copies of its forms of Stock Unit Award Agreement and Stock Appreciation Right Award Agreement to be used for grants made to the Company’s executive officers and employees under the Herbalife Ltd. 2005 Stock Incentive Plan (the “Plan”). The forms of award agreements were approved by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) on May 29, 2007.
On May 29, 2007, the Compensation Committee also approved the grants of Restricted Stock Units and Stock Appreciation Rights to the executive officers listed in the table below in the amounts set forth opposite their respective names. Pursuant to the terms of the Plan, the Base Price, as defined in each of the respective forms of Stock Appreciation Right Award Agreement applicable to the grants, for each Stock Appreciation Right is $40.25, the fair market value of a common share of the Company on May 29, 2007, the date all requisite corporate action with respect to the grants was completed.

			Number of
		Number of	Stock
		Restricted	Appreciation
Executive Officer	Title	Stock Units	Rights
Michael O. Johnson	Chairman and Chief Executive Officer	20,700	145,000
Gregory L. Probert	President and Chief Operating Officer	15,000	105,000
Brett R. Chapman	General Counsel	4,398	26,083
Richard P. Goudis	Chief Financial Officer	4,398	26,083
Paul Noack	Chief Strategic Officer	4,398	26,083
The grants described above made to Mr. Johnson were made pursuant to the forms of Stock Unit Award Agreement and Stock Appreciation Right Agreement applicable to Mr. Johnson, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The grants described above made to Messrs. Probert, Goudis and Chapman were made pursuant to the forms of Stock Unit Award Agreement and Stock Appreciation Right Award Agreement applicable to Messrs. Probert, Goudis and Chapman, copies of which are attached hereto as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference. The grants described above made to Mr. Noack were made pursuant to the forms of Stock Unit Award Agreement and Stock Appreciation Right Award Agreement applicable to all other Company employees, copies of which are attached hereto as Exhibits 99.5 and 99.6, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Form of Herbalife Ltd. 2005 Stock Incentive Plan Stock Unit Award Agreement applicable to Mr. Johnson.
99.2	Form of Herbalife Ltd. 2005 Stock Incentive Plan Stock Appreciation Right Award Agreement applicable to Mr. Johnson.
99.3	Form of Herbalife Ltd. 2005 Stock Incentive Plan Stock Unit Award Agreement applicable to Messrs. Probert, Goudis and Chapman.
99.4	Form of Herbalife Ltd. 2005 Stock Incentive Plan Stock Appreciation Right Award Agreement applicable to Messrs. Probert, Goudis and Chapman.
99.5	Form of Herbalife Ltd. 2005 Stock Incentive Plan Stock Unit Award Agreement.
99.6	Form of Herbalife Ltd. 2005 Stock Incentive Plan Stock Appreciation Right Award Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 1, 2007

HERBALIFE LTD.
By:	/s/ BRETT R. CHAPMAN
Brett R. Chapman
General Counsel